Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  ATCOMM, INC.                                          Case No. 01-32123 SFC11
                                                              CHAPTER 11
                                                              MONTHLY OPERATING REPORT
                                                              (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED:  Aug-02                                                    PETITION DATE: 08/15/01

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of
     Accounting for the Debtor). Dollar reported in $1
                                                                            End of Current       End of Prior     As of Petition
2.    Asset and Liability Structure                                             Month               Month             Filing
                                                                                -----               -----             ------
       a. Current Assets                                                        $   1,218,088      $   1,164,393
                                                                          -------------------- ------------------
       b. Total Assets                                                          $   1,827,347      $   1,788,014      $  2,199,153
                                                                          -------------------- ------------------ -----------------
       c. Current Liabilities                                                   $   1,212,993      $   1,130,611
                                                                          -------------------- ------------------
       d. Total Liabilities                                                     $   7,086,752      $   7,017,709      $  6,979,833
                                                                          -------------------- ------------------ -----------------

                                                                                                                    Cumulative
3.    Statement of Cash Receipts & Disbursements for Month                     Current Month     Prior Month      (Case to Date)
                                                                               -------------     -----------      --------------

       a. Total Receipts                                                        $    220,970       $     341,351      $   3,637,680
                                                                          -------------------- ------------------  ----------------
       b. Total Disbursements                                                   $    261,154       $     262,670      $   3,257,515
                                                                          -------------------- ------------------  ----------------
       c. Excess (Deficiency) of Receipts Over Disbursements (a - b)            $    (40,185)      $      78,681      $     380,165
                                                                          -------------------- ------------------  ----------------
       d. Cash Balance Beginning of Month                                       $    544,062       $     465,381      $     123,713
                                                                          -------------------- ------------------  ----------------
       e. Cash Balance End of Month (c + d)                                     $    503,878       $     544,062      $     503,878
                                                                          -------------------- ------------------  ----------------

                                                                                                                    Cumulative
                                                                            Current Month        Prior Month      (Case to Date)
                                                                            -------------        -----------      --------------
4.    Profit/(Loss) from the Statement of Operations                            $    (29,710)      $     (34,945)     $    (478,726)
                                                                          -------------------- ------------------  ----------------
5.    Accounts Receivables (Pre and Post Petition)                              $    293,917       $     210,764
                                                                          -------------------- ------------------
6.    Post-Petition Liabilities                                                 $  1,212,993       $   1,130,611
                                                                          -------------------- ------------------
7.    Past Due Post-Petition Account Payables (over 30 days)                    $          -       $          -
                                                                          -------------------- ------------------

At the end of this reporting month:                                                                  Yes                No
                                                                                                     ---                --
8.   Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors?  (if yes, attach listing including date
     of payment, amount of payment and name of payee)                                                                     x
                                                                                               ------------------  ----------------
9.   Have any payments been made to professionals?  (if yes, attach listing including
     date of payment, amount of payment, and name of payee)                                            x
                                                                                               ------------------  ----------------
10.  If the answer is yes to 8 or 9, were all such payments approved by the court?                     x
                                                                                               ------------------  ----------------
11.  Have any payments been made to officers, insiders, shareholders, relatives?(if yes,
     attach listing including date of payment, amount and reason for payment, and name of payee)       x
                                                                                               ------------------  ----------------
12.  Is the estate insured for replacement cost of assets and for general liability?                   x
                                                                                               ------------------  ----------------
13.  Are a plan and disclosure on file?                                                                                   x
                                                                                               ------------------  ----------------
14.  Was there any post-petition borrowing during this reporting period?                                                  x
                                                                                               ------------------  ----------------
15.  Check if paid: Post-petition taxes yes; U.S. Trustee Quarterly Fees yes; Check if filing is current for: Post-petition tax reporting and tax returns:  n/a.
     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:     9/16/02                                                                        /s/ William H. Welling
          -------------------                                                            ------------------------------------------
                                                                                         William H. Welling, Chairman & CEO

                             STATEMENT OF OPERATIONS
                             (General Business Case)
                          For the Month ended 08/31/02


             Current Month - 08/31/02
---------------------------------------------------
                                                                                                         Cumulative      Next Month
     Actual          Forecast         Variance                                                         (Case to Date)     Forecast
     ------          --------         --------                                                         --------------     --------
                                                        Revenues:

$        294,760 $        255,000 $         39,760  1.  Gross Sales                                   *$    3,413,613 $     260,000
---------------- ---------------- ----------------                                                     -------------- -------------
$              - $              - $              -  2.  Less: Sales Returns & Allowances               $            - $           -
---------------- ---------------- ----------------                                                     -------------- -------------
$        294,760 $        255,000 $         39,760  3.  Net Sales                                      $    3,413,613 $     260,000
---------------- ---------------- ----------------                                                     -------------- -------------
$         12,176 $         15,000 $          2,824  4.  Less: Cost of Goods Sold (Schedule 'B')       *$      166,930 $      10,000
---------------- ---------------- ----------------                                                     -------------- -------------
$        282,584 $        240,000 $         42,584  5.  Gross Profit                                   $    3,246,683 $     250,000
---------------- ---------------- ----------------                                                     -------------- -------------
$            733 $            500 $            233  6.  Interest                                      *$        7,370 $         600
---------------- ---------------- ----------------                                                     -------------- -------------
$              - $              - $              -  7.  Other Income: Forgiveness of Debt              $       57,100 $           -
---------------- ---------------- ----------------                                                     -------------- -------------
$            684 $            684 $              -  8.                Equipment Rental Income          $        2,052 $         684
---------------- ---------------- ----------------      ---------------------------------------------  -------------- -------------
$              - $              - $              -  9.                Dividend Income                  $          138 $           -
---------------- ---------------- ----------------      ---------------------------------------------  -------------- -------------
$        284,001 $        241,184 $         42,817 10. Total Revenues                                  $    3,313,344 $     251,284
---------------- ---------------- ----------------                                                     -------------- -------------

                                                        Expenses:

$         59,659 $         33,329 $        (26,330)11.  Compensation to Owner(s)/Officer(s)           *$      446,370 $      38,329
---------------- ---------------- ----------------                                                     -------------- -------------
$         79,227 $         92,309 $         13,082 12.  Salaries                                      *$    1,347,011 $     107,004
---------------- ---------------- ----------------                                                     -------------- -------------
$          7,345 $          6,500 $           (845)13.  Commissions                                   *$       91,749 $       7,000
---------------- ---------------- ----------------                                                     -------------- -------------
$              - $              - $              - 14.  Contract Labor                                 $            - $           -
---------------- ---------------- ----------------                                                     -------------- -------------
                                                        Rent/Lease:

$              - $              - $              - 15.  Personal Property                              $            - $           -
---------------- ---------------- ----------------                                                     -------------- -------------
$          9,805 $          9,750 $            (55)16.  Real Property                                  $      126,478 $       9,750
---------------- ---------------- ----------------                                                     -------------- -------------
$         28,482 $         29,128 $            645 17.  Insurance                                      $      397,745 $      18,846
---------------- ---------------- ----------------                                                     -------------- -------------
$              - $              - $              - 18.  Management Fees                                $            - $           -
---------------- ---------------- ----------------                                                     -------------- -------------
$         14,363 $         14,363 $              - 19.  Depreciation                                   $      179,532 $      14,363
---------------- ---------------- ----------------                                                     -------------- -------------
                                                        Taxes:

$          9,243 $          8,500 $           (743)20.  Employer Payroll Taxes                         $      127,762 $       9,000
---------------- ---------------- ----------------                                                     -------------- -------------
$              - $              - $              - 21.  Real Property Taxes                            $            - $           -
---------------- ---------------- ----------------                                                     -------------- -------------
$              - $              - $              - 22.  Other Taxes                                    $       18,600 $           -
---------------- ---------------- ----------------                                                     -------------- -------------
$              - $              - $              - 23.  Other Selling                                  $       10,000 $           -
---------------- ---------------- ----------------                                                     -------------- -------------
$         42,940 $         46,000 $          3,060 24.  Other Administrative                           $      528,199 $      43,993
---------------- ---------------- ----------------                                                     -------------- -------------
$              - $              - $              - 25.  Interest                                       $       32,376 $           -
---------------- ---------------- ----------------                                                     -------------- -------------
$              - $              - $              - 26.  Other Expenses:   10Q Report                   $       10,000 $           -
---------------- ---------------- ----------------                        ---------------------------- -------------- -------------
$         15,000 $              - $        (15,000)27.                    2000 Tax Returns             $       27,116 $           -
---------------- ---------------- ----------------    ------------------------------------------------ -------------- -------------
$              - $              - $              - 28.                                                 $            - $           -
---------------- ---------------- ----------------    ------------------------------------------------ -------------- -------------
$              - $              - $              - 29.                                                 $            - $           -
---------------- ---------------- ----------------    ------------------------------------------------ -------------- -------------
$              - $              - $              - 30.                                                 $            - $           -
---------------- ---------------- ----------------    ------------------------------------------------ -------------- -------------
$              - $              - $              - 31.                                                 $            - $           -
---------------- ---------------- ----------------    ------------------------------------------------ -------------- -------------
$              - $              - $              - 32.                                                 $            - $           -
---------------- ---------------- ----------------    ------------------------------------------------ -------------- -------------
$              - $              - $              - 33.                                                 $            - $           -
---------------- ---------------- ----------------    ------------------------------------------------ -------------- -------------
$              - $              - $              - 34.                                                 $            - $           -
---------------- ---------------- ----------------    ------------------------------------------------ -------------- -------------
$        266,063 $        239,877 $        (26,186)35.      Total Expenses                             $    3,342,937 $     248,283
---------------- ---------------- ----------------                                                     -------------- -------------
$         17,938 $          1,307 $         16,631 36.  Subtotal                                       $      (29,593)$       3,001
---------------- ---------------- ----------------                                                     -------------- -------------
                                                        Reorganization Items:
$        (47,648)$        (20,000)$        (27,648)37.  Professional Fees                             *$     (437,883)$     (30,000)
---------------- ---------------- ----------------                                                     -------------- -------------


$              - $              - $              - 38.  Provisions for Rejected Executory Contracts     $            - $           -
---------------- ---------------- ----------------                                                      -------------- -------------
$              - $              - $              - 39.  Interest Earned on Accumulated Cash from        $            - $           -
---------------- ---------------- ----------------                                                      -------------- -------------
                                                        Resulting Chp 11 Case
$              - $              - $              - 40.  Gain or (Loss) from Sale of Equipment           $            - $           -
---------------- ---------------- ----------------                                                      -------------- -------------
$              - $              - $              - 41.  U.S. Trustee Quarterly Fees                     $     (11,250) $           -
---------------- ---------------- ----------------                                                      -------------- -------------
$              - $              - $              - 42.                                                  $            - $           -
---------------- ---------------- ----------------    ------------------------------------------------- -------------- -------------

$       (47,648) $       (20,000) $        (27,648)43.      Total Reorganization Items                  $    (449,133) $    (30,000)
---------------- ---------------- ----------------                                                      -------------- -------------

$       (29,710) $       (18,693) $        (11,017)44.  Net Profit (Loss) Before Federal & State Taxes  $    (478,726) $    (26,999)
---------------- ---------------- ----------------                                                      -------------- -------------
$              - $              - $              - 45.  Federal & State Income Taxes                    $            - $           -
---------------- ---------------- ----------------                                                      -------------- -------------

$       (29,710) $       (18,693) $        (11,017) 46.  Net Profit (Loss)                              $    (478,726) $    (26,999)
================ ================ ================                                                      ============== =============


*See below for explanation of variance to Statement of Operations (For variances greater than +/- 10% Only):

1.    Gross Sales was higher based on actual bookings.
2.    Cost of Goods Sold was lower due to different product mix.
6.    Interest Income was underestimated.
11. Compensation to Owner(s)/Officer(s) was higher due to payment and accrual of annual bonuses.
12.   Salaries were lower due to a reduction in PTO balance.
13.   Commission was higher due to higher actual Gross Sales.
37.   Professional fees were underestimated.

                                  BALANCE SHEET
                             (General Business Case)
                          For the Month ended 07/31/02

Assets

        Current Assets                                                               From Schedules           Market Value
                                                                                     --------------           ------------
1          Cash and cash equivalents - unrestricted                                                           $   503,878
                                                                                                              -----------
2          Cash and cash equivalents - restricted                                                             $         -
                                                                                                              -----------
3          Accounts receivable (net)                                                 A                        $   293,917
                                                                                                              -----------
4          Inventory                                                                 B                        $   284,928
                                                                                                              -----------
5          Prepaid expenses                                                                                   $   115,419
                                                                                                              -----------
6          Professional retainers                                                                             $         -
                                                                                                              -----------
7          Other:        Deposits                                                                             $    19,947
                         ______________________________________________________                               -----------
8          ____________________________________________________________________                               $         -
                                                                                                              -----------

9                        Total Current Assets                                                                 $ 1,218,088
                                                                                                              -----------
        Property and Equipment (Market Value)

10         Real property                                                             C                        $         -
                                                                                                              -----------
11         Machinery and equipment                                                   D                        $   554,696
                                                                                                              -----------
12         Furniture and fixtures                                                    D                        $    54,562
                                                                                                              -----------
13         Office equipment                                                          D                        $         -
                                                                                                              -----------
14         Leasehold improvements                                                    D                        $         -
                                                                                                              -----------
15         Vehicles                                                                  D                        $         -
                                                                                                              -----------
16         Other:                                                                    D                        $         -
                                                                                                              -----------
17         ____________________________________________________________________      D                        $         -
                                                                                                              -----------
18         ____________________________________________________________________      D                        $         -
                                                                                                              -----------
19         ____________________________________________________________________      D                        $         -
                                                                                                              -----------
20         ____________________________________________________________________      D                        $         -
                                                                                                              -----------

21                       Total Property and Equipment                                                         $   609,259
                                                                                                              -----------

        Other Assets

22         Loan to shareholders                                                                               $         -
                                                                                                              -----------
23         Loans to affiliates                                                                                $         -
                                                                                                              -----------
24         ____________________________________________________________________                               $         -
                                                                                                              -----------
25         ____________________________________________________________________                               $         -
                                                                                                              -----------
26         ____________________________________________________________________                               $         -
                                                                                                              -----------
27         ____________________________________________________________________                               $         -
                                                                                                              -----------

28                       Total Other Assets                                                                   $         -
                                                                                                              -----------
29                       Total Assets                                                                         $ 1,827,347
                                                                                                              ===========

NOTE:
The method used to estimate the market value of assets was familiarity with comparable market prices.

                             Liabilities and Equity
                             (General Business Case)

   Liabilities From Schedules

        Post-Petition

         Current Liabilities
30         Salaries and wages                                                                                $     33,018
                                                                                                             ------------
31         Payroll taxes                                                                                     $          -
                                                                                                             ------------
32         Real and personal property taxes                                                                  $          -
                                                                                                             ------------
33         Income taxes                                                                                      $          -
                                                                                                             ------------
34         Sales taxes                                                                                       $          -
                                                                                                             ------------
35         Notes payable (short term)                                                                        $          -
                                                                                                             ------------
36         Accounts payable (trade)                                                    A                     $    120,370
                                                                                                             ------------
37         Real property lease arrearage                                                                     $          -
                                                                                                             ------------
38         Personal property lease arrearage                                                                 $          -
                                                                                                             ------------
39         Accrued professional fees                                                                         $          -
                                                                                                             ------------
40         Current portion of long-term post-petition debt (due within 12 mos)                               $          -
                                                                                                             ------------
41         Other: Deferred Revenue                                                                           $    772,303
                  -------------------------------------------------------------                              ------------
42                Additional Accruals                                                                        $    287,303
           --------------------------------------------------------------------                              ------------
43                                                                                                           $          -
           --------------------------------------------------------------------                              ------------

44         Total Current Liabilities                                                                         $  1,212,993
                                                                                                             ------------
45       Long-Term Post-Petition Debt, Net of Current Portion                                                $          -
                                                                                                             ------------
46         Total Post-Petition Liabilities                                                                   $  1,212,993
                                                                                                             ------------
        Pre-Petition Liabilities (allowed amount)

47         Secured claims                                                              F                     $          -
                                                                                                             ------------
48         Priority unsecured claims                                                   F                     $     28,000
                                                                                                             ------------
49         General unsecured claims                                                    F                     $  5,845,759
                                                                                                             ------------
50         Total Pre-Petition Liabilities                                              (See Attachment 1)    $  5,873,759
                                                                                                             ------------
51         Total Liabilities                                                                                 $  7,086,752
                                                                                                             ------------
   Equity (Deficit)
52         Retained Earnings/(Deficit) at time of filing                                                     $(50,275,573)
                                                                                                             ------------
53         Capital Stock                                                                                    *$     68,561
                                                                                                             ------------
54         Additional paid-in capital                                                                        $ 45,426,333
                                                                                                             ------------
55         Cumulative profit/(loss) since filing of case                                                     $   (478,726)
                                                                                                             ------------
56         Post-petition contributions/(distributions) or (draws)                                            $          -
                                                                                                             ------------
57                                                                                                           $          -
                  -------------------------------------------------------------                              ------------
58         Market value adjustment                                                                           $          -
                                                                                                             ------------
59         Total Equity (Deficit)                                                                            $ (5,259,405)
                                                                                                             ------------
60 Total Liabilities and Equity (Deficit)                                                                    $  1,827,347
                                                                                                             ============

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A
                      Accounts Receivable and (Net) Payable

                                            Accounts Receivable         Accounts  Payable          Past Due
Receivables and Payables Agings           [Pre and Post Petition]        [Post Petition]       Post Petition Debt
                                          -----------------------        ---------------       ------------------
   0-30 Days                               $              202,124        $      120,370
                                           ----------------------        --------------
   31-60 Days                              $               83,176        $            -
                                           ----------------------        --------------
   61-90 Days                              $               24,475        $            -        $                -
                                           ----------------------        --------------        ------------------
   91+Days                                 $              254,535        $            -
                                           ----------------------        --------------
   Total accounts receivable/payable       $              564,310        $      120,370
                                           ----------------------        ==============
   Allowance for doubtful accounts         $              270,393
                                           ----------------------
   Accounts receivable (net)               $              293,917
                                           ======================

                                                         Schedule B
                                                Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                                   Cost of Goods Sold
----------------------------------                                   ------------------
                                        Inventory(ies)
                                          Balance at
                                         End of Month                Inventory Beginning of Month                     $   278,564
                                         ------------                Add -                                            -----------
Retail/Restaurants -                                                  Net purchase                                    ___________
   Product for resale                   ________________              Direct labor                                    ___________
                                                                      Manufacturing overhead                          ___________
Distribution -                                                        Freight in                                      ___________
   Products for resale                  ________________              Others:                                         ___________
                                                                     Raw Materials to Finished Goods Conversion       $    31,548
                                                                     ------------------------------------------       -----------
                                                                     ------------------------------------------       -----------
Manufacturer -
   Raw Materials                         $       115,269
                                         ---------------
   Work-in-progress                      $        29,018             Less -
                                         ---------------
   Finished goods                        $       140,641              Inventory End of Month                          $   284,928
                                         ---------------                                                              -----------
Other - Explain                          $             -              Shrinkage                                       $         -
                                         ---------------                                                              -----------
                                                                      Liquidation of Inventory                        $    13,008
                                                                                                                      -----------
_______________                                                       Reserve for obsolesce                           $         -
                                                                                                                      -----------
_______________                                                      Cost of Goods Sold                               $    12,176
                                                                                                                      -----------
   TOTAL                                 $       284,928
                                         ===============

Method of Inventory Control                                          Inventory Valuation Methods
Do you have a functioning perpetual inventory system?                Indicate by a checkmark method of inventory used.
                Yes  x         No
                   -----           -----
How often do you take a complete physical inventory?                 Valuation methods -
                                                                      FIFO cost                           x
Weekly                             -----                              LIFO cost                         -----
Monthly                            -----                              Lower of cost or market           -----
Quarterly                          -----                              Retail method                     -----
Semi-annually                      -----                              Other                             -----
Annually                             x                                  Explain                         -----
                                   -----
Date of last physical inventory was            11/30/01
                                    ------------------------------ -----------------------------------------------------
Date of next physical inventory is             12/31/02
                                    ------------------------------ -----------------------------------------------------

                                   Schedule C
                                  Real Property

Description                                            Cost         Market Value
                                                       ----        -------------

   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   Total                                              $       -     $          -
                                                      =========     ============

                                   Schedule D
                            Other Depreciable Assets

Description                                            Cost        *Market Value
                                                       ----        -------------
Machinery & Equipment -
   Computers, purchased software, network equipment   $ 655,256     $    554,696
   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
Total                                                 $ 655,256     $    554,696
                                                      =========     ============

Furniture & Fixtures -
   Cubicles, workstations                             $ 126,354     $     54,562
   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   Total                                              $ 126,354     $     54,562
                                                      =========     ============

Office Equipment -

   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   Total                                              $       -     $          -
                                                      =========     ============

Leasehold Improvements -

   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   Total                                              $       -     $          -
                                                      =========     ============

Vehicles -

   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   Total                                              $       -     $          -
                                                      =========     ============

* Note: Market Value equals to Net Book Value (Liquidation value may be significantly lower).

                                   Schedule E
                          Aging of Post-Petition Taxes
                   (As of End of the Current Reporting Period)

Taxes Payable                               0-30 Days         31-60 Days      61-90 Days        91+ Days        Total
                                            ---------         ----------      ----------        --------        -----
Federal
    Income Tax Withholding
                                            ---------          --------        --------        ---------      -----------
    FICA - Employee
                                            ---------          --------        --------        ---------      -----------
    FICA - Employer
                                            ---------          --------        --------        ---------      -----------
    Unemployment (FUTA)
                                            ---------          --------        --------        ---------      -----------
    Income
                                            ---------          --------        --------        ---------      -----------
    Other (Attach List)
                                            ---------          --------        --------        ---------      -----------
Total Federal Taxes                         $       -          $      -        $      -        $       -      $         -
                                            ---------          --------        --------        ---------      -----------
State and Local
                                            ---------          --------        --------        ---------      -----------
    Income Tax Withholding
                                            ---------          --------        --------        ---------      -----------
    Unemployment (UT)
                                            ---------          --------        --------        ---------      -----------
    Disability Insurance (DI)
                                            ---------          --------        --------        ---------      -----------
    Empl. Training Tax (ETT)
                                            ---------          --------        --------        ---------      -----------
    Sales                                   $   3,362          $      -        $      -        $       -      $     3,362
                                            ---------          --------        --------        ---------      -----------
    Excise
                                            ---------          --------        --------        ---------      -----------
    Real property
                                            ---------          --------        --------        ---------      -----------
    Personal property
                                            ---------          --------        --------        ---------      -----------
    Income
                                            ---------          --------        --------        ---------      -----------
    Other - Delaware Franchise Tax
                                            ---------          --------        --------        ---------      -----------
Total State & Local Taxes                   $   3,362          $      -        $      -        $       -      $     3,362
                                            ---------          --------        --------        ---------      -----------
Total Taxes                                 $   3,362          $      -        $      -        $       -      $     3,362
                                            =========          ========        ========        =========      ===========


                                   Schedule F
                            Pre-Petition Liabilities


                                                     Claimed          Allowed
List Total Claims for Each Classification -          Amount           Amount(b)
-------------------------------------------          ------           ---------
   Secured claims (a)
                                                  ------------       -----------
   Priority claims other than taxes
                                                  ------------       -----------
   Priority tax claims                            $     28,000
                                                  ------------       -----------
   General unsecured claims*                      $  5,845,759
                                                  ------------       -----------

(a)  List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you Should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   Schedule G
                            Rental Income Information
                    Not applicable to General Business Cases

                                   Schedule H
                  Recapitulation of Funds Held at End of Month

                                                   Account 1            Account 2            Account 3               Account 4
                                                   ---------            ---------            ---------               ---------
Bank                                          Silicon Valley Bank   Silicon Valley Bank    Merrill Lynch           Merrill Lynch
                                              ------------------    ------------------     ---------------       -----------------
Account Type                                  DIP - Payroll         DIP - Operating        DIP - General         DIP  - Restricted
                                              ------------------    ------------------     ---------------       -----------------
Account No.                                   3300275654            3300316743             632-07999             632-07A03
                                              ------------------    ------------------     ---------------       -----------------
Account Purpose                               DIP - Payroll         DIP - Operating        DIP - General         DIP -  Restricted
                                              ------------------    ------------------     ---------------       -----------------
Balance, End of Month                         $            9,369    $           82,113     $       229,152       $         182,426
                                              ------------------    ------------------     ---------------       -----------------

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                                   Account 1            Account 2            Account 3            Account 4
                                                   ---------            ---------            ---------            ---------
Bank                                          Fleet                 On Hand
                                              ------------------    ------------------
Account Type                                  DIP - General         Petty Cash
                                              ------------------    ------------------
Account No.                                   94475-90706
                                              ------------------    ------------------
Account Purpose                               DIP - General         Petty Cash
                                              ------------------    ------------------
Balance, End of Month                         $              389    $              429
                                              ------------------    ------------------

Total Funds on Hand for all Accounts          $          503,878
                                              ==================
   Cash on Balance Sheet                      $          503,878
                                              ==================

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 08/31/02

                                                                         Actual             Cumulative
                                                                       Current Month       (Case to Date)
                                                                       -------------       --------------
    Cash Receipts
1        Rent/Leases Collected                                        $           -         $          -
                                                                      -------------         ------------
2        Cash Received from Sales                                     $     207,229         $  3,412,270
                                                                      -------------         ------------
3        Interest Received                                            $         733         $      6,360
                                                                      -------------         ------------
4        Borrowings                                                   $           -         $          -
                                                                      -------------         ------------
5        Funds from Shareholders, Partners, or Other Insiders         $           -         $          -
                                                                      -------------         ------------
6        Capital Contributions                                        $           -         $          -
                                                                      -------------         ------------
7        Misc. Deposits                                               $           -         $     33,000
         ----------------------------------------------------         -------------         ------------
8        Liquidation of Inventory                                     $      13,008         $    186,050
         ----------------------------------------------------         -------------         ------------
9        ____________________________________________________         $           -         $          -
                                                                      -------------         ------------
10       ____________________________________________________         $           -         $          -
                                                                      -------------         ------------
11       ____________________________________________________         $           -         $          -
                                                                      -------------         ------------

12          Total Cash Receipts                                       $     220,970         $  3,637,680
                                                                      -------------         ------------


    Cash Disbursements
13       Payments for Inventory                                       $           -         $          -
                                                                      -------------         ------------
14       Selling                                                      $           -         $          -
                                                                      -------------         ------------
15       Administrative                                               $      95,876         $  1,235,864
                                                                      -------------         ------------
16       Capital Expenditures                                         $           -         $          -
                                                                      -------------         ------------
17       Principal Payments on Debt                                   $           -         $          -
                                                                      -------------         ------------
18       Interest Paid                                                $           -         $          -
                                                                      -------------         ------------
         Rent/Lease:
19           Personal Property                                        $           -         $          -
                                                                      -------------         ------------
20           Real Property                                            $       9,805         $    148,231
                                                                      -------------         ------------
         Amount Paid to Owner(s)/Officer(s)
21           Salaries                                                 $      59,659         $    445,024
                                                                      -------------         ------------
22           Draws                                                    $           -         $          -
                                                                      -------------         ------------
23           Commissions/Royalties                                    $           -         $          -
                                                                      -------------         ------------
24           Expense Reimbursements                                   $           -         $          -
                                                                      -------------         ------------
25           Other                                                    $           -         $          -
                                                                      -------------         ------------
26       Salaries/Commissions (less employee withholding)             $      45,018         $    857,307
                                                                      -------------         ------------
27       Management Fees                                              $           -         $          -
                                                                      -------------         ------------
         Taxes:
28           Employee Withholding                                     $      41,554         $    444,217
                                                                      -------------         ------------
29           Employer Payroll Taxes                                   $       9,243         $    126,872
                                                                      -------------         ------------
30           Real Property Taxes                                      $           -         $          -
                                                                      -------------         ------------
31           Other Taxes                                              $           -         $          -
                                                                      -------------         ------------
32       Other Cash Outflows:                                         $           -         $          -
                                                                      -------------         ------------
33           ____________________________________________________     $           -         $          -
                                                                      -------------         ------------
34           ____________________________________________________     $           -         $          -
                                                                      -------------         ------------
35           ____________________________________________________     $           -         $          -
                                                                      -------------         ------------
36           ____________________________________________________     $           -         $          -
                                                                      -------------         ------------
37           ____________________________________________________     $           -         $          -
                                                                      -------------         ------------

38           Total Cash Disbursements:                                $     261,154         $  3,257,515
                                                                      -------------         ------------

39       Net Increase (Decrease) in Cash                              $     (40,185)        $    380,165
                                                                      -------------         ------------

40       Cash Balance, Beginning of Period                            $     544,062         $    123,713
                                                                      -------------         ------------

41       Cash Balance, End of Period                                  $     503,878         $    503,878
                                                                      =============         ============